United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Act of 1934

October 27, 2004

Date of Report (date of earliest event reported)

Deltic Timber Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-12147	71-0795870
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 East Elm Street, El Dorado, Arkansas	71730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (870) 881-9400

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Not Applicable

Item 1.02	Not Applicable

Item 1.03	Not Applicable

Item 2.01	Not Applicable

Item 2.02	Results of Operations and Financial Condition. On October 27, 2004, Deltic Timber Corporation issued a Press Release announcing financial results for the third quarter ended September 30, 2004. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference in its entirety. This information is being furnished under Item 2.02 of Form 8-K.

Item 2.03	Not Applicable

Item 2.04	Not Applicable

Item 2.05	Not Applicable

Item 2.06	Not Applicable

Item 3.01	Not Applicable

Item 3.02	Not Applicable

Item 3.03	Not Applicable

Item 4.01	Not Applicable

Item 4.02	Not Applicable

Item 5.01	Not Applicable

Item 5.02	Not Applicable

Item 5.03	Not Applicable

Item 5.04	Not Applicable

Item 5.05	Not Applicable

Section 6	Reserved

Item 7.01	Regulation FD Disclosure. See Press Release listed in Item 2.02.

Item 8.01	Not Applicable

Item 9.01	Exhibits

Designation of Exhibit in this Report Description of Exhibit 99

Registrant’s Press Release dated October 27, 2004, reporting third quarter 2004 financial results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deltic Timber Corporation

By:	/s/ W. Bayless Rowe
W. Bayless Rowe, Secretary

Date: October 27, 2004